Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Husky Energy Inc. (the “Company”) on Form 40-F for the fiscal year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John C.S. Lau, President & Chief Executive Officer and in my capacity as Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 14, 2006
/s/ John C.S. Lau

John C.S. Lau
President & Chief Executive Officer and
In my capacity as Acting Chief Financial Officer